                                2,500,000 Shares*

                         QUANTUM EPITAXIAL DESIGNS, INC.

                                  Common Stock



                             UNDERWRITING AGREEMENT

                                                            November _____, 1997


NEEDHAM & COMPANY, INC.
JANNEY MONTGOMERY SCOTT INC.
  As Representatives of the several Underwriters
  c/o Needham & Company, Inc.
  445 Park Avenue
  New York, New York 10022

Ladies and Gentlemen:

        Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), proposes to issue and sell 2,500,000 shares (the "Firm Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), to you and to the several other Underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 375,000 shares (the "Option Shares") of Common Stock on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are collectively referred to herein as the "Shares."


        The Company, intending to be legally bound, hereby confirms its agreement with the Representatives and the several other Underwriters as follows:


         1.        Agreement to Sell and Purchase.

                  (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to issue and sell the Firm Shares to the several Underwriters, and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite that Underwriter's name in Schedule I hereto, at the purchase price of $______ for each Firm Share. The number of Firm Shares to be purchased by each Underwriter from the Company shall be as nearly as practicable in the

----------
* Plus an option to purchase up to an additional 375,000 shares to cover over-allotments.

same proportion to the total number of Firm Shares being sold by the Company as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.

                  (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

                  (c) Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) the Company shall issue to the Representatives warrants in the form attached hereto as Exhibit A (the "Representatives' Warrants") to purchase an aggregate of 187,500 shares of Common Stock at an exercise price equal to ____% of the Price to Public set forth on the cover page of the Prospectus (as hereinafter defined). The number of shares of Common Stock subject to each Representatives' Warrant shall be specified by the Representatives no less than one business day prior to the Closing Date.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer payable in same-day funds to the order of the Company for the Firm Shares to be sold by it (with all costs and expenses incurred by the Underwriters in connection with such settlement in same-day funds, including but not limited to, interest or cost of funds and expenses, to be borne by the Company) at the office of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the third (or, if the purchase price set forth in Section 1(b) hereof is determined after 4:30 p.m., Washington D.C. time, the fourth) business day following the commencement of the offering contemplated by this Agreement, or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

        To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

        Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

        The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                  (a) A registration statement (Registration No. 333-37457) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A and includes any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the Effective Date, the date of any preliminary prospectus or the date of the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission. On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

                  (c) The Company does not own, and at the Closing Date and, if later, the Option Closing Date, will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date and, if later, the Option Closing Date, will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations. The Company is not, and at the Closing Date and, if later, the Option Closing Date, will not be, engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require amendment to the Registration Statement pursuant to applicable securities laws. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.



                  (d) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws; the Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; the shares of Common Stock issuable upon exercise of the Representatives' Warrants will be duly authorized and, when issued pursuant to the terms of the Representatives' Warrants will be validly issued, fully paid and nonassessable; no preemptive or similar rights, which have not been waived or satisfied, exist with respect to any of the Shares or the issue and sale thereof or with respect to the issuance of the Representatives' Warrants or the issue and sale of the shares issuable upon the exercise thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. No further approval or authority of shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares as contemplated herein.


                  (e) The financial statements (including the notes thereto) included in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary consolidated financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                  (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company (other than in connection with the exercise of options to purchase the Company's Common Stock granted pursuant to the Company's stock option plans from the shares reserved therefor as described in the Registration Statement), or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) the Company has not incurred nor will it incur, except in the ordinary course of business as described in the Prospectus, any material liabilities or obligations, direct or contingent, nor has the Company entered into nor will it enter into, except in the ordinary course of business as described in the Prospectus, any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                  (g) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (h) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers in their capacity as such, nor any basis therefor, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (i) The Company has, and at the Closing Date and, if later, the Option Closing Date, will have, performed all the obligations required to be performed by it, and is not, and at the Closing Date, and, if later, the Option Closing Date, will not be, in default, under any contract or other instrument to which it is a party or by which its property is bound or affected, which default might reasonably be expected to materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. To the best knowledge of the Company, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder, which default might reasonably be expected to materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. The Company is, and at the Closing Date and, if later, the Option Closing Date, will not be, in violation of any provision of its certificate or articles of organization or by-laws or other organizational documents.

                  (j) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

                  (k) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate or articles of incorporation or by-laws of the Company, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the is a party or by which the Company, or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

                  (l) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it/them. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (m) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against and by the Company in accordance with the terms thereof.

                  (n) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by
Section 5 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                  (o) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (p) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement, which rights have not been waived by the holder thereof as of the date hereof.

                  (q) The Company has filed a registration statement pursuant to
Section 11(g) of the Exchange Act to register the Common Stock, has filed an application to list the Shares to be sold hereunder on the Nasdaq National Market ("NNM"), and has received notification that the listing has been approved, subject to notice of issuance of such Shares.

                  (r) Except as disclosed in the Prospectus (i) the Company has sufficient trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted, (ii) the Company has no knowledge of any infringement by it of trademarks, trade name rights, patent rights, mask work rights, copyrights, licenses, trade secrets or other similar rights of others, where such infringement could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and (iii) there is no claim being made against the Company, or to the best of the Company's knowledge, any employee of the Company regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (s) The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes and assessments received by it to the extent that such taxes or assessments have become due. The Company has no tax deficiency which has been or, to the knowledge of the Company, might be asserted or threatened against it which could have a material and adverse effect on the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (t) The Company owns or possesses all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies, necessary to conduct its business as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. There is no proceeding pending or threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; and the Company is conducting its business in compliance with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations) except where such noncompliance would not materially and adversely affect the Company or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (u) The Company maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  (v) The Company has not, nor, to the knowledge of the Company, has any of its respective employees or agents at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (w) The executive offices and the manufacturing and storage facilities of the Company (the "Premises"), and all operations presently or formerly conducted thereon by the Company or any predecessor thereof, are now and, since the Company began to use such Premises, always have been and, to the knowledge of the Company, prior to when the Company began to use such Premises, always had been, in compliance with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, the "Environmental Laws"), except to the extent that any failure to be in such compliance would not materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects of the Company. There are no conditions on, about, beneath or arising from the Premises or at any other location that might give rise to liability, the imposition of a statutory lien or require a "Response," "Removal" or "Remedial Action," as defined herein, under any of the Environmental Laws, and that would materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects of the Company. Except as expressly disclosed in the Prospectus, which disclosed items will not materially adversely affect the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects of the Company, (i) the Company has received no notice and has no knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against the Company or any portion of the Premises relating to any of the Environmental Laws, and (ii) the Company has received no notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with "hazardous substances" (as defined by applicable Environmental Laws) on, about, beneath, arising from or generated at the Premises or at any other location. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101(23) -101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25);

                  (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) No unregistered securities of the Company have been sold by the Company or on behalf of the Company by any person or persons controlling, controlled by, or under common control with the Company within the three years prior to the date hereof, except as expressly disclosed in the Registration Statement.

                  (z) Except for the Company's disability, health, life insurance and other welfare benefit plans, and those plans that are disclosed in the Prospectus, the Company has not had and does not now have any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements ("Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans that are subject to ERISA are in compliance with ERISA, in all material respects, and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material respects. The Company has no employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA or any defined benefit plan or multi-employer plan. The Company has not maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in
Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multi-employer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  (aa) No labor dispute exists with the Company's employees, and to the knowledge of the Company no such labor dispute is threatened. The Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal suppliers, contractors or customers that would reasonably be expected to result in a material adverse effect to the general affairs, properties, condition (financial or otherwise), results of operations, shareholders' equity, business or prospects of the Company.

                  (bb) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein.

        Any certificate signed by any officer of the Company in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the several Underwriters as to the matters covered thereby.


         4. Agreements of the Company. The Company covenants and agrees with the several Underwriters as follows:


                  (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                  (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and notify the Representatives promptly of all such filings.

                  (c) The Company will furnish to each Representative, without charge, one signed copy of each of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (e) On the Effective Date, and thereafter from time to time during such period as a prospectus is required by law to be delivered in connection with offers and sales of Shares by an underwriter or dealer, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the reasonable judgment of counsel to the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request.

                  (f) Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) The Company will, so long as required under the Rules and Regulations, furnish to its shareholders within the time period set forth in such Rules and Regulations an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company, if any, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company, if any, for such quarter in reasonable detail.

                  (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request in writing copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                  (i) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 10(a) of the Act (including Rule 158 of the Rules and Regulations).


                  (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, Prospectus and any amendment or supplement to the Registration Statement or Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreements, any Underwriters' Questionnaires, the Shareholders' Agreements, any Underwriters' Powers of Attorney, and any invitation letters to prospective Underwriters, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NNM, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) fees, disbursements and other charges of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided in this Section 4(j)) and (ix) the transfer agent for the Shares.


                  (k) The Company will not at any time, directly or indirectly, take any action designed or which might reasonably be expected to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                  (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                  (m) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, without the prior written consent of Needham & Company, Inc., the Company will not offer, sell, contract to sell, grant options to purchase or otherwise dispose of any of the Company's equity securities of the Company or any other securities convertible into or exchangeable with its Common Stock or other equity security (other than pursuant to employee stock option plans or the conversion of convertible securities or the exercise of warrants outstanding on the date of this Agreement).

                  (n) During the period of 180 days after the date of the Prospectus, the Company will not, without the prior written consent of Needham & Company, Inc., grant options to purchase shares of Common Stock at a price less than the initial public offering price. During the period of 180 days after the date of the Prospectus, the Company will not file with the Commission or cause to become effective any registration statement (other than on Form S-8) relating to any securities of the Company without the prior written consent of Needham & Company, Inc.


                  (o) The Company will cause each of its officers, directors and certain shareholders designated by the Representatives to enter into lock-up agreements with the Representatives to the effect that they will not, without the prior written consent of Needham & Company, Inc., sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares according to the terms set forth in Schedule II hereto.


         5. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and, if later, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) of this paragraph.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as described in or contemplated by the Registration Statement and the Prospectus, and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, in the judgment of the Representatives, materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                  (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                  (f) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to the Representatives and counsel for the Underwriters from Pepper, Hamilton & Scheetz LLP, counsel to the Company, with respect to the following matters:

                           (i) The Company is a corporation duly organized,
validly existing and in good standing under the laws of its jurisdiction of incorporation; has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owed or leased by it and to conduct its business as described in the Registration Statement and Prospectus; and is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary and where the failure to be licensed or qualified would have a material and adverse effect on the business or financial condition of the Company.

                           (ii) All of the outstanding shares of capital stock
of the Company have been duly authorized, validly issued and are fully paid and nonassessable, to such counsel's knowledge, were issued pursuant to exemptions from the registration and qualification requirements of federal securities laws, and were not issued in violation of or subject to any statutory preemptive or similar rights, or, to such counsel's knowledge, in violation of or subject to any contractual preemptive or similar rights.

                           (iii) The specimen certificate evidencing the Common
Stock filed as an exhibit to the Registration Statement is in due and proper form under Pennsylvania law, the Shares to be sold by the Company hereunder have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and nonassessable; and no statutory preemptive or similar rights, or, to such counsel's knowledge, no contractual preemptive or similar rights, exist with respect to any of the Shares or the issue and sale thereof.

                           (iv) To such counsel's knowledge, the Company does
not own or control, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any corporation, firm, partnership, joint venture, association or other entity.

                           (v) The authorized and outstanding capital stock of
the Company is as set forth in the Registration Statement and the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities, options or warrants referred to in the Prospectus). To such counsel's knowledge, except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants of other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company. The description of the capital stock of the Company in the Registration Statement and the Prospectus conforms in all material respects to the terms thereof.

                           (vi) The Representatives' Warrants have been duly
authorized, executed and delivered by the Company and the Company has all requisite corporate power and authority to execute the Representatives' Warrants; the Representatives' Warrants are enforceable against the Company in accordance with their terms; and the shares of Common Stock issuable upon the exercise of the Representatives' Warrants have been duly authorized and reserved for such issuance and, when issued in accordance with the terms of the Representatives' Warrants, will be validly issued, fully paid and nonassessable and free of any statutory preemptive or similar rights or, to such counsel's knowledge, free of any contractual preemptive or similar rights.

                           (vii) To such counsel's knowledge, there are no legal
or governmental proceedings pending or threatened to which the Company is a party or to which any of its respective properties is subject that are required to be described in the Registration Statement or the Prospectus but are not so described.

                           (viii) No consent, approval, authorization or order
of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated under this Agreement or the Representatives' Warrants, except such as have been obtained or made under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares.

                           (ix) The Company has full corporate power and
authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                           (x) The execution and delivery of this Agreement and
the Representatives' Warrants, the compliance by the Company with all of the terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby does not contravene any provision of applicable law or the Certificate of Incorporation or By-Laws of the Company, and to the knowledge of such counsel will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms and provisions of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with (i) any judgment, ruling, decree or order known to such counsel or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company.

                           (xi) To such counsel's knowledge, there is no
document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed or incorporated by reference as required, and each description of such contracts and documents that is contained in the Registration Statement and Prospectus fairly presents in all material respects the information required under the Act and the Rules and Regulations.

                           (xii) The statements under the captions "Risk Factors
- Effect of Certain Provisions of the Company's Articles of Incorporation and Pennsylvania Law," "Risk Factors - Effect of Shares Eligible for Future Sale on Market Price," "Management - Stock Option Plans," "Management - Classified Board of Directors", "Management - Simplified Employee Pension/401 Plan," "Management
- Employment Arrangements," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale" in the Prospectus, insofar as the statements constitute a summary of documents referred to therein or matters of law, are accurate summaries in all material respects and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters (provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided further that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects).

                           (xiii) Assuming application of the proceeds as set
forth under the caption "Use of Proceeds" in the Prospectus, the Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                           (xiv) To such counsel's knowledge, no holder of
securities of the Company has rights, which have not been waived or satisfied, to require the Company to register with the Commission shares of Common Stock or other securities, as part of the offering contemplated hereby.

                           (xv) Such counsel has been advised by the Division of
Corporate Finance of the Commission that the Registration Statement has become effective under the Act, and to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated.

                           (xvi) The Registration Statement and the Prospectus
comply as to form in all material respects with the requirement of the Act and the Rules and Regulations (other than the financial statements (including the notes thereto), schedules and other financial or statistical data contained in the Registration Statement or the Prospectus, as to which such counsel need express no opinion).

        Such counsel shall also confirm that such counsel has participated in the preparation of the Registration Statement and Prospectus and has no reason to believe that, as of the Effective Date the Registration Statement, or any amendment or supplement thereto, (other than the financial statements, schedules and other financial or statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any amendment or supplement thereto, as of its date and the Closing Date and, if later, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

        In rendering such opinion, such counsel may rely upon as to matters of local law on opinions of counsel satisfactory in form and substance to the Representatives and counsel for the Underwriters, provided that the opinion of counsel to the Company shall state that they are doing so, that they have no reason to believe that they and the Underwriters are not entitled to rely on such opinions and that copies of such opinions are to be attached to the opinion.

                  (g) The representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Saul, Ewing, Remick & Saul LLP counsel to the Underwriters, with respect to the Registration Statement, the Prospectus, or the Representatives' Warrants and this Agreement, which opinion shall be reasonably satisfactory in all material respects to the Representatives.

                  (h) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained or incorporated by reference in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                  (i) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) Each signer of such certificate, in his capacity
as the Chief Executive Officer or Chief Financial Officer of the Company, has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

                           (ii) Each of the representations and warranties of
the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.

                           (iii) Each of the covenants required to be performed
by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                  (j) The Company shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing

Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

                  (k) The Representatives shall have received from the Company the duly executed Representatives' Warrants.

                  (l) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 4(o).

                  (m) The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

                  (n) Prior to the Closing Date, the Shares and the shares of Common Stock issuable upon exercise of the Representatives' Warrants shall have been duly authorized for listing on the NNM upon official notice of issuance.

         6.        Indemnification.


                  (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading in the light of the circumstances in which they were made, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law in connection with the transactions contemplated hereby; provided, however, that
(i) the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter, expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus; and (ii) the Company will not be liable to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such

Underwriter with respect to any loss, claim, liability, expense, or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the preliminary prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. The Company acknowledges that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                  (b) Each Underwriter will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, as set forth in Section 6(a), but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of such Underwriter, expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus. The Company acknowledges that the statements set forth under the heading "Underwriting" in the preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.


                  (c) Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under paragraphs (a), (b) and (c) of this Section 6 in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor, or (iii) any termination of this Agreement.


         7. Reimbursement of Certain Expenses. In addition to its other obligations under Section 6(a) of this Agreement, the Company hereby agrees to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon, in whole or in part, any statement or omission or alleged statement or omission, or any inaccuracy in the representations and warranties of the Company contained herein or failure of the Company to perform its obligations hereunder or under law, all as described in Section 6(a), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 7 and the possibility that such payment might later be held to be improper; provided, however, that, to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them.

         8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company if, prior to delivery and payment for the Firm Shares or Option Shares, as the case may be, in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission or by The Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange, by order of the Commission, any court or other governmental authority or The Nasdaq Stock Market, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with completion of the public offering or the delivery of and payment for the Shares.

        If this Agreement is terminated pursuant to this Section 8, the Company shall not be under any liability to any Underwriter except as provided in Sections 4(j), 6 and 7 hereof; but, if for any other reason the purchase of the Shares by the Underwriters is not consummated or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) incurred by them in connection with the offering of the Shares.

         9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 119 Technology Drive, Bethlehem, Pennsylvania 18015, Attention: Thomas L. Hierl, with a copy to Jeffrey P. Libson, Esq., 3000 Two Logan Square, Philadelphia, Pennsylvania 19103, or (b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022,
Attention: Corporate Finance Department, with a copy to Charles C. Zall, Esq., 3800 Centre Square West, Philadelphia, Pennsylvania 19102. Any such notice shall be effective only upon receipt. Any notice under such Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         11. This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         12. Any action required or permitted to be made by the Representatives under this Agreement may be taken by them jointly or by Needham & Company, Inc.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         14. This Agreement may be signed in two or more counterparts (including by facsimile) with the same effect as if the signatures thereto and hereto were upon the same instrument.

         15. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         16. The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

        Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       QUANTUM EPITAXIAL DESIGNS, INC.


                                       By:_____________________________________
                                          Title:




Confirmed as of the date first above mentioned:

NEEDHAM & COMPANY, INC.
JANNEY MONTGOMERY SCOTT INC.
      Acting on behalf of themselves and as the Representatives of the other several Underwriters named in Schedule I hereto.


By:   NEEDHAM & COMPANY, INC.


By:  ___________________________________
      Title:

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                  Number of
                                                                    Firm
                                                                   Shares
Underwriters                                                   to be Purchased
------------                                                   ---------------

Needham & Company, Inc.........................................
Janney Montgomery Scott Inc....................................








                                                                     --------
           Total...............................................     2,500,000
                                                                    =========

                                   SCHEDULE II

                            FORM OF LOCK-UP AGREEMENT

        The undersigned is a holder of securities of Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), and wishes to facilitate the public offering of shares of the Common Stock (the "Common Stock") of the Company (the "Offering"). The undersigned recognizes that such Offering will be of benefit to the undersigned.

        In consideration of the foregoing and in order to induce you to act as underwriters in connection with the Offering, the undersigned hereby agrees that he, she or it will not, without the prior written approval of Needham & Company, Inc., acting on its own behalf and/or on behalf of other representatives of the underwriters, directly or indirectly, sell, contract to sell, make any short sale, or otherwise dispose of, or enter into any hedging transaction that is likely to result in a transfer of, any shares of Common Stock, options to acquire shares of Common Stock or securities exchangeable for or convertible into shares of Common Stock of the Company which he, she or it may own, for a period commencing as of the date hereof and ending on the date which is one hundred eighty (180) days after the date of the final Prospectus relating to the Offering; provided, however, that the foregoing shall not prohibit (i) any transfer by a partnership to its partners, by a corporation to an affiliated entity or by an individual to a trust for the benefit of his or her spouse, descendants or heirs, or (ii) any pledge of any shares of Common Stock so long as, in any such instance, such partners, affiliated entity, trustee or pledgee, as the case may be, agrees to be bound by the terms of this Agreement. The undersigned confirms that he, she or it understands that the underwriters and the Company will rely upon the covenants set forth in this Agreement in proceeding with the Offering. The undersigned further confirms that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of securities held by the undersigned except in compliance with this Agreement.

        This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.


                                        ______________________________________
                                      Name:

                                    EXHIBIT A

                        FORM OF REPRESENTATIVES' WARRANTS



                                     WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON ________, 2002, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                               WARRANT TO PURCHASE

                                                     --------

                             SHARES OF COMMON STOCK

                                       OF

                         QUANTUM EPITAXIAL DESIGNS, INC.


No. _

         This certifies that, for and in consideration of services rendered and in connection with the initial public offering of Common Stock of the Company named below (the "Offering") and other good and valuable consideration, Needham & Company, Inc., and its registered, permitted assigns (collectively, the "Warrantholder"), is entitled to purchase from Quantum Epitaxial Designs, Inc., a corporation incorporated under the laws of the Commonwealth of Pennsylvania (the "Company"), subject to the terms and conditions hereof, at any time on or after 9:00 a.m., New York time, on __________________, 1998, and before 5:00
p.m., New York on __________________, 2002 (or, if such day is not a Business Day, at or before 5:00 p.m., New York time, on the next following Business Day), the number of fully paid and non-assessable shares of Common Stock of the Company at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.


                                    ARTICLE 1

         1.1 Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

                  (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

                  (b) Common Stock: Common stock, $.001 par value, of the Company.

                  (c) Common Stock Equivalents: Securities that are convertible into or exercisable for shares of Common Stock.

                  (d) Demand Registration: See Section 6.2.

                  (e) Exchange Act: The Securities Exchange Act of 1934, as amended.

                  (f) Exercise Price: $____ per Warrant Share, as such price may be adjusted from time to time pursuant to Article 3 hereof.

                  (g) Expiration Date: 5:00 p.m., New York time, on _________________, 2002 or if such day is not a Business Day, the next succeeding day which is a Business Day.

                  (h) 25% Holders: At any time as to which a Demand Registration is requested, the Holder and/or the holders of any other Warrants and/or the holders of Warrant Shares who have the right to acquire or hold, as the case may be, not less than 25% of the combined total of Warrant Shares issuable and Warrant Shares outstanding at the time such Demand Registration is requested.

                  (i) Holder: A Holder of Registrable Securities.

                  (j) NASD: National Association of Securities Dealers, Inc.

                  (k) Net Issuance Exercise Date: See Section 2.2.

                  (l) Net Issuance Right: See Section 2.3.

                  (m) Net Issuance Warrant Shares: See Section 2.3.

                  (n) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

                  (o) Piggyback Registration: See Section 6.1.

                  (p) Prospectus: Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                  (q) Public Offering: A public offering of any of the Company's equity or debt securities pursuant to a Registration Statement under the Securities Act.

                  (r) Registration Expenses: Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses, (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

                  (s) Registrable Securities: Any Warrant Shares issued to Needham & Company, Inc., and/or its designees or permitted transferees and/or other securities that may be or are issued by the Company upon exercise of this Warrant, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to
Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act.

                  (t) Registration Statement: Any registration statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

                  (u) SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

                  (v) Securities Act: The Securities Act of 1933, as amended.

                  (w) Warrants: This Warrant, all other warrants issued on the date hereof and all other warrants that may be issued in its or their place (together evidencing the right to purchase an aggregate of up to ______ shares of Common Stock), originally issued as set forth in the definition of Registrable Securities.

                  (x) Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

                  (y) Warrant Shares: Common Stock, Common Stock Equivalents and other securities purchased or purchasable upon exercise of the Warrants.


                                    ARTICLE 2

                        DURATION AND EXERCISE OF WARRANT

         2.1 Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 a.m., New York time, on ______________, 1998 and before 5:00 p.m., New York time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

         2.2 Method of Exercise.

                  (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at ____________ or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and, in the event of an exercise for cash pursuant to Section 2.3(a), accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

                  (b) Upon receipt of this Warrant with the Exercise Form fully executed and, in the event of an exercise for cash pursuant to Section 2.3(a), accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.4 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. A net issuance exercise pursuant to Section 2.3(b) shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Net Issuance Exercise Date"), and, at the election of the Holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock in a Public Offering. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the time of receipt of the Exercise Form and payment in accordance with the preceding sentence, in the case of an exercise for cash pursuant to Section 2.3(a), or as of the Net Issuance Exercise Date, in the case of a net issuance exercise pursuant to
Section 2.3(b), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may, in the case of an exercise for cash pursuant to
Section 2.3(a), require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

                  (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute as of the exercise date (or, if later, the Net Issuance Exercise Date) a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder within thirty (30) days following the exercise date (or, if later, the Net Issuance Exercise Date).

                  (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issuance of any Warrant Shares.

         2.3 Exercise of Warrant.

                  (a) Right to Exercise for Cash. This Warrant may be exercised by the Holder by delivery of payment to the Company, for the account of the Company, by cash or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

                  (b) Right to Exercise on a Net Issuance Basis. In lieu of exercising this Warrant for cash pursuant to Section 2.3(a), the Holder shall have the right to exercise this Warrant or any portion thereof (the "Net Issuance Right") into shares of Common Stock as provided in this Section 2.3(b) at any time or from time to time during the period specified in Section 2.1 hereof by the surrender of this Warrant to the Company, with a duly executed and completed Exercise Form marked to reflect net issuance exercise. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant and noted on the Exercise Form (the "Net Issuance Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise Price of the Net Issuance Warrant Shares immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value of the Net Issuance Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Net Issuance Exercise Date (as herein defined).

         Expressed as a formula, such net issuance exercise shall be computed as follows:

         X =   B - A
              -------
                   Y

         Where:            X  =     the number of shares of Common Stock that
                                    may be issued to the Holder

                           Y  =     the fair market value (FMV) of one share
                                    of Common Stock as of the Net Issuance
                                    Exercise Date

                           A  =     the aggregate Exercise Price (i.e., Net
                                    Issuance Warrant Shares x Exercise
                                    Price)

                           B = the aggregate FMV (i.e., FMV x Net Issuance Warrant Shares)

                  (c) Determination of Fair Market Value. For purposes of this
Section 2.3, "fair market value" of a share of Common Stock as of the Net Issuance Exercise Date shall mean:

                           (i) If the Net Issuance Right is exercised in
connection with and contingent upon a Public Offering of Common Stock, and if the Company's Registration Statement relating to such Public Offering of Common Stock has been declared effective by the SEC, then the initial "Price to Public" specified in the final Prospectus with respect to such offering.

                           (ii) If the Net Issuance Right is not exercised in
connection with and contingent upon a Public Offering of Common Stock, then as follows:

                                    (A) If traded on a securities exchange, the
Nasdaq National Market, or The Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the last reported sale price of the Common Stock on such exchange or Market on the trading day immediately prior to the Net Issuance Exercise Date;

                                    (B) If traded over-the-counter other than on
the Nasdaq National Market or The Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing bid and ask prices of the Common Stock on the trading day immediately prior to the Net Issuance Exercise Date; and

                                    (C) If there is no public market for the
Common Stock, then fair market value shall be determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the Company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder.

         2.4 Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as contemplated by Sections 2.2(b) and 5.2) and free and clear of all preemptive rights.

         2.5 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant, pay to the Warrantholder an amount in cash equal to the fair market value of such fractional share as of the exercise date (or, if applicable and a later date, the Net Issuance Exercise Date).

         2.6 Listing. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.


                                    ARTICLE 3

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                        PURCHASABLE AND OF EXERCISE PRICE

         The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

         3.1 Mechanical Adjustments.

                  (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Warrant Shares issuable upon exercise of the Warrant and/or the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.1(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

                  (b) If at any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.1(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (any such nonexcluded event being herein called a "Special Dividend")), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.1(e)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock (as so determined). Any adjustment required by this Section 3.1(b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

                  (c) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

                  (d) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to either or both of paragraphs (a) and (b) of this
Section 3.1, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (e) For the purpose of any computation under this Section 3.1, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this
Section 3.1 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

                  (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.1(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.1(a) or this Section 3.1(g).

         3.2 Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Period is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

         3.3 No Adjustment for Dividends. Except as provided in Section 3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

         3.4 Preservation of Purchase Rights in Certain Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company may, as a condition precedent to such transaction cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of
Article 3. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

         3.5 Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

         3.6 Treatment of Warrantholder. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.


                                    ARTICLE 4

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

         4.1 No Rights as Shareholders; Notice to Warrantholders. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

                  (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend subject to the parenthetical set forth in Section 3.1(b)) to all holders of Common Stock;

                  (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

                  (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

                  (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

                  Such giving of notice shall be initiated at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

         4.2 Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.


                                    ARTICLE 5

                       SPLIT-UP, COMBINATION, EXCHANGE AND
                     TRANSFER OF WARRANTS AND WARRANT SHARES

         5.1 Split-Up, Combination and Exchange of Warrants. This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall, subject to compliance with federal and state securities laws, execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         5.2 Restrictions on Transfer; Restrictive Legends.

                  (a) This Warrant may not be sold, transferred, assigned, pledged or hypothecated by the Warrantholder, other than by operation of law or by reason of the reorganization of the Company, for a period of one year following the effective date of the Offering. Notwithstanding the foregoing restricition on transfer, this Warrant may be transferred to any member participating in the Offering and the officers or partners thereof provided that this Warrant shall remain subject to the foregoing restriction thereafter.

                  (b) Except as otherwise permitted by this Section 5.2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE ACT OR (2) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

         Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if (i) the issuance of such Warrant Shares has been registered under the Securities Act, (ii) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor thereto) or
(iii) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.


                                    ARTICLE 6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

         6.1 Piggyback Registration.

                  (a) Right to include Registrable Securities. If at any time or from time to time prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-8, Form S-4 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "Piggyback Registration"), it shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.1. Such rights are referred to hereinafter as "Piggyback Registration Rights." Upon the written request of any such Holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holders thereof and the Company shall keep such registration statement in effect and maintain compliance with each Federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 120 days).

                  (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company pursuant to Section 6.4 shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 6.1.

                  (c) Piggyback Registration of Underwritten Public Offerings. If a Piggyback Registration involves an offering by or through underwriters, then (i) all Holders requesting to have their Registrable securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other Selling Shareholders and (ii) any Holder requesting to have his or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration.

                  (d) Payment of Registration Expenses for Piggyback Registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 6.1.

                  (e) Priority in Piggyback Registration. If a Piggyback Registration involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises each Holder requesting to have Registrable Securities included in the company's Registration Statement that such inclusion would materially adversely affect such offering; provided that the Company will reduce or eliminate the number of shares proposed to be included in such underwritten public offering (i) first, if other selling shareholders who are employees, officers, directors or other affiliates of the Company have requested registration of securities in the proposed offering, the Company will reduce or eliminate such other selling shareholders' securities before any reduction or elimination of Registrable Securities; (ii) second, pro rata among all the holders of the securities of the Company exercising

"Piggyback Registration Rights" similar to those set forth herein, other than AMP Incorporated, NEPA Venture Fund, L.P., and James C.M. Hwang (the "Other Shareholders"), in proportion to the respective number of shares they have requested to be registered; and (iii) third, if necessary, pro rata among the Holders of Registrable Securities and the Other Shareholders, in proportion to the respective number of shares they have requested to be registered. Notwithstanding the foregoing, in any event, within 60 days of the effective date of the Registration Statement, the Company shall file such supplements and post effective amendments or take such other action necessary under Federal and state regulation as may be necessary to permit such Holders to include all of the Registrable Securities requested to be registered by the Holders in the offering for a period of 90 days following such period of delay.

         6.2 Demand Registration.

                  (a) Request for Registration. If, at any time prior to the Expiration Date, any 25% Holders request that the Company file a registration statement under the Securities Act, as soon as practicable thereafter the Company shall use its best efforts to file a registration statement with respect to all Warrant Shares that it has been so requested to include and obtain the effectiveness thereof, and to take all other action necessary under any Federal or state law or regulation to permit the Warrant Shares that are held and/or that may be acquired upon the exercise of the Warrants specified in the notices of the Holders or holders hereof to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such Federal and state law and regulation for the period necessary for such Holders or holders to effect the proposed sale or other disposition; provided, however, the Company shall be entitled to defer such registration for a period of up to 60 days if and to the extent that its Board of Directors shall determine that such registration would interfere with a pending corporate transaction. The Company shall also promptly give written notice to the Holders and the holders of any other Warrants and/or the holders of any Warrant Shares who or that have not made a request to the Company pursuant to the provisions of this Section 6.2(a) of its intention to effect any required registration or qualification, and shall use its best efforts to effect as expeditiously as possible such registration or qualification of all such other Warrant Shares that are then held and/or that may be acquired upon the exercise of the Warrants, the Holder or holders of which have requested such registration or qualification, within 15 days after such notice has been given by the Company, as provided in the preceding sentence. The Company shall be required to effect a registration or qualification pursuant to this Section 6.2(a) on one occasion only.

                  (b) Payment of Registration Expenses for Demand Registration. The Company shall pay all Registration Expenses in connection with the Demand Registration.

                  (c) Selection of Underwriters. If any Demand Registration is requested to be in the form of an underwritten offering, the managing underwriter shall be Needham & Company, Inc. and the co-manager (if any) and the independent pricer required under the rules of the NASD (if any) shall be selected and obtained by the Holders of a majority of the Warrant Shares to be registered. Such selection shall be subject to the company's consent, which consent shall not be unreasonably withheld. All fees and expenses (other than Registration Expenses otherwise required to be paid) of any managing underwriter, any co-manager or any independent underwriter or other independent pricer required under the rules of the NASD shall be paid for by such underwriters or by the Holders or holders whose shares are being registered. If Needham & Company, Inc. should decline to serve as managing underwriter, the Holders of a majority of the Warrant Shares to be registered may select and obtain one or more managing underwriters. Such selection shall be subject to the Company's consent, which shall not be unreasonably withheld.

                  (d) Procedure for Requesting Demand Registration. Any request for a Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and the intended method of disposition. Within ten (10) days after receipt of such a request the Company will give written notice of such registration request to all Holders, and, subject to the limitations of Section 6.2(b), the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

         6.3 Buy-outs of Registration Demand. In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Article 6, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered at an amount in cash equal to the difference between (a) 95% of the last sale price of the Common Stock on the day the request for registration is made and (b) the Exercise Price in effect on such day; provided, however, that the Holder or Holders may withdraw such request for registration rather than accept such offer by the Company.

         6.4 Registration Procedures. If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article 6, the Company shall, as expeditiously as practicable:

                  (a) Prepare and file with the SEC, within ninety (90) days after the end of the period within which requests for registration may be given to the Company (but subject to the provision for deferral contained in Section 6.2(a) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, subject to Section 6.1(e) hereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents provided to be filed, which documents will be subject to the review of such Holders and underwriters;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed 180 days; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

                  (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by paragraph (n) below ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best-efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as possible after notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (g) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any Amendment or supplement thereto;

                  (h) prior to any public offering of Registrable Securities, cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

                  (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

                  (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (k) upon the occurrence of any event contemplated by Section 6.4(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed if requested by the Holders of a majority of such issue or class of Registrable Securities;

                  (m) enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offering and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 6.5 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

                  (n) make available for inspection by one or more representatives of the Holders of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

                  (o) otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such Holder and each such underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Holder or underwriter shall have requested that the Registrable Securities be sold.

         Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

         The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

         6.5 Indemnification.

                  (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) Indemnification by Holder. In connection with each Registration Statement, each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.5(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

                  (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties,
(ii) counsel to the indemnified party shall have reasonably concluded that there may be a conflict of interest that has not been waived between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. It is understood that the indemnifying party or parties shall not, in conection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection a. hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraphs (a) or (b) of this
Section 6.5 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  (e) Underwriting Agreement to Control. Notwithstanding the foregoing provisions of this Section 6.5, the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities shall supersede and replace the foregoing provisions.

                  (f) Specific Performance. The Company and the Holder acknowledge that remedies at law for the enforcement of this Section 6.5 may be inadequate and intend that this Section 6.5 shall be specifically enforceable.

                  (g) Survival of Obligations. The obligations of the Company and the Holder under this Section 6.5 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Article 6, and otherwise.

                  6.6 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                                    ARTICLE 7

                                  OTHER MATTERS

         7.1 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

         7.2 No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

         7.3 Adjustments Affecting Registrable Securities. The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

         7.4 Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

         7.5 Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

         7.6 Counterparts. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         7.7 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         7.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         7.9 Attorneys' Fees. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

         7.10 Computations of Consent. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         7.11 Notice. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to him in care of Needham & Company, Inc., 445 Park Avenue, New York, New York 10022 or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at: 119 Technology Drive, Bethlehem, PA 18015 or if the Company has designated, by notice in writing to the Holder, any other address, to such other address.

The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the ____ day of ___________________, 1997.



                                    QUANTUM EPITAXIAL DESIGNS, INC.


                                    By:___________________________________

                                    Title:_________________________________

                                    Attest:________________________________
                                                        Secretary

                                  EXERCISE FORM
                    (To be executed upon exercise of Warrant)



Quantum Epitaxial Designs, Inc.:

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):


         ___ herewith tenders payment for _______ of the Warrant Shares to the order of Quantum Epitaxial Designs, Inc. in the amount of $_________ in accordance with the terms of this Warrant; or

         ___ herewith tenders this Warrant for _______ Warrant Shares pursuant to the net issuance exercise provisions of Section 2.3(b) of this Warrant.

         Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                  Name     _______________________________________________

                           _______________________________________________

                           _______________________________________________

                           _______________________________________________
                           (Please print Name, Address and Social Security No.)



                  Signature ______________________________________________
                  Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.


         If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   ASSIGNMENT

                (To be executed only upon assignment of Warrant)


         For value received, ______________________________ hereby sells, assigns and transfers unto the Assignee(s) named below the rights represented by such Warrant to purchase number of Warrant Shares listed opposite the respective name(s) of the Assignee(s) named below and all other rights of the Warrantholder under the within Warrant (including, without limitation, the registration rights provided in Section 6 of the within Warrant), and does hereby irrevocably constitute and appoint _____________________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:

         Name(s) of
         Assignee(s)           Address                No. of Warrant Shares
         -----------           -------                ---------------------





And if said number of Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares registered by said Warrant.


Dated: __________, 19__   Signature ___________________________________________
                                     Note: The above signature should correspond exactly with the name on the face of this Warrant